UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2025

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cabot Road, Suite 1800
Woburn, MA 01801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by iSpecimen Inc. (the “Company”) with the Securities and Exchange Commission on January 2, 2026 (the “Original Form 8-K”). Except as expressly set forth herein, no other changes have been made to the Original Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Original Form 8-K, on December 30, 2025, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series C Convertible Non-Voting Preferred Stock (the “Original Certificate of Designation”) for the Company’s newly-designated Series C Convertible Non-Voting Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”) with the Secretary of State of the State of Delaware.

On January 16, 2026, the Company filed an Amended Certificate of Designations, Preferences and Rights of the Series C Convertible Non-Voting Preferred Stock (the “Amended Certificate of Designation”) with the Secretary of State of the State of Delaware. The Amended Certificate of Designation amends Section 7 of the Original Certificate of Designation to provide that both the Conversion Price (as defined in the Original Certificate of Designation) and the Floor Price (as defined in the Original Certificate of Designation) are subject to proportionate adjustment upon any reverse stock split, share combination or similar transaction that results in a decrease in the number of outstanding shares of the Company’s common stock, in each case as set forth therein.

The Amended Certificate of Designation was approved in accordance with Section 23 of the Original Certificate of Designation by the Company and the holders of more than a majority of the outstanding shares of the Series C Preferred Stock.

Except as expressly amended by the Amended Certificate of Designation, all terms, preferences and privileges of the Series C Preferred Stock remain in full force and effect.

The foregoing description of the Amended Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Certificate of Designation, which is filed as Exhibit 3.1 to this Amendment and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended Certificate of Designation of Series C Convertible Non-Voting Preferred Stock as filed on January 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2026

iSPECIMEN INC.

By:	/s/ Katharyn Field
	Name:	Katharyn Field
	Title:	Chief Executive Officer

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